LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2018
Non-participating investment contracts [Member]
LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS [Line Items]
Disclosure of investment contracts liabilities [text block]

NOTE 33: LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS

The movement in liabilities arising from non-participating investment contracts may be analysed as follows:

	2018 £m	2017 £m
At 1 January	15,447	20,112
New business	668	608
Changes in existing business	(2,262)	(5,273)
At 31 December	13,853	15,447

The balances above are shown gross of reinsurance. As at 31 December 2018, related reinsurance balances were £20 million (2017: £26 million); reinsurance balances are reported within other assets (note 27). Liabilities arising from non-participating investment contracts are categorised as level 2. See note 49 for details of levels in the fair value hierarchy.